UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 19, 2022
AMERICAN AIRLINES GROUP INC.
AMERICAN AIRLINES, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-8400	75-1825172
Delaware	1-2691	13-1502798
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Skyview Drive,	Fort Worth,	Texas	76155
1 Skyview Drive,	Fort Worth,	Texas	76155
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code:
(682) 278-9000
(682) 278-9000

N/A
(Former name or former address if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	AAL	The Nasdaq Global Select Market
Preferred Stock Purchase Rights	—	(1)
(1) Attached to the Common Stock
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 8.01.	OTHER EVENTS.
American Airlines Group Inc. (“AAG”) and American Airlines, Inc., a wholly owned subsidiary of AAG (“AAI” and, together with AAG and its other consolidated subsidiaries, the “Company”) today announced the repayment in full of $1.175 billion in outstanding term loans under the Company’s Credit and Guaranty Agreement, dated December 15, 2016, among AAI, AAG, the lenders from time to time party thereto, Citibank N.A., as administrative agent, and certain other parties, as amended. The term loans, which were due to mature in December 2023, were secured by certain slots related to the Company’s operations at LaGuardia Airport (“LGA”) and Ronald Reagan Washington National Airport (“DCA”), as well as certain other assets. After giving effect to this prepayment, the Company’s first lien borrowing capacity has increased by $1.175 billion to an estimated $10.3 billion.
As of September 30, 2022, the Company had reduced its total debt by $5.6 billion since announcing its intention in July 2021 to reduce total debt by $15 billion by the end of 2025. Following this prepayment and a forecasted reduction in the Company’s underfunded pension position, the Company expects to achieve more than $7.5 billion of its $15 billion total debt reduction target by year-end 2022, only 18 months into its deleveraging program.
The Company defines total debt as the sum of debt, finance leases, operating lease liability and pension obligations. The Company’s estimate of total debt as of year-end includes pension liability figures based on the Company’s current best estimates. Final year-end figures are subject to change and could differ materially from these assumptions.
Cautionary statement regarding forward-looking statements and information
Certain of the statements contained in this report should be considered forward-looking statements within the meaning of the Securities Act, the Exchange Act and the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by words such as “may,” “will,” “expect,” “intend,” “anticipate,” “believe,” “estimate,” “plan,” “project,” “could,” “should,” “would,” “continue,” “seek,” “target,” “guidance,” “outlook,” “if current trends continue,” “optimistic,” “forecast” and other similar words. Such statements include, but are not limited to, statements about the Company’s plans, objectives, expectations, intentions, estimates and strategies for the future, the continuing availability of borrowings under revolving lines of credit, and other statements that are not historical facts. These forward-looking statements are based on the Company’s current objectives, beliefs and expectations, and they are subject to significant risks and uncertainties that may cause actual results and financial position and timing of certain events to differ materially from the information in the forward-looking statements. These risks and uncertainties include, but are not limited to, those set forth herein as well as in the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2022 (especially in Part I, Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations and Part II, Item 1A. Risk Factors), and other risks and uncertainties listed from time to time in the Company’s other filings with the SEC. In particular, the consequences of the coronavirus outbreak to economic conditions and the travel industry in general and the financial position and operating results of the Company in particular have been material, are changing rapidly, and cannot be predicted. Additionally, there may be other factors of which the Company is not currently aware that may affect matters discussed in the forward-looking statements and may also cause actual results to differ materially from those discussed. The Company does not assume any obligation to publicly update or supplement any forward-looking statement to reflect actual results, changes in assumptions or changes in other factors affecting these forward-looking statements other than as required by law. Any forward-looking statements speak only as of the date hereof or as of the dates indicated in the statement.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, American Airlines Group Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN AIRLINES GROUP INC.

Date: December 19, 2022	By:	/s/ Derek J. Kerr
Derek J. Kerr
Vice Chair, Chief Financial Officer and President, American Eagle
Pursuant to the requirements of the Securities Exchange Act of 1934, American Airlines, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN AIRLINES, INC.

Date: December 19, 2022	By:	/s/ Derek J. Kerr
Derek J. Kerr
Vice Chair, Chief Financial Officer and President, American Eagle